Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED

EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT (the “First Amendment”) to the AMENDED AND RESTATED EMPLOYMENT AGREEMENT ("Agreement"), originally made as of December 23, 2010, and amended and restated on November 25, 2013, between Richard M. Smith ("Executive"), and BioScrip, Inc. ("Company"), is hereby made on this 9th day of September, 2016 by and between the parties identified herein and shall be effective upon the closing of the transaction contemplated below (the “Effective Date”).

WHEREAS, the Company has employed Executive, pursuant to the Agreement, as its President and Chief Executive Officer, and Executive serves on the Company’s Board of Directors; and

WHEREAS, Executive is President and Chief Executive Officer, and serves on the Board, of the Company subsidiaries identified in this First Amendment; and

WHEREAS, the Company and Home Solutions, Inc. have entered into a transaction whereby the Company is acquiring HS Infusion Holdings, Inc., which transaction is scheduled to close on or about September 9, 2016 (the “Closing”); and

WHEREAS, upon the Closing, Executive shall relinquish his title as Chief Executive Officer and President of the Company, in consideration for this First Amendment; and

WHEREAS, it is anticipated that, effective December 1, 2016, Executive shall assume the title of Vice Chair of the Company’s Board of Directors; and

WHEREAS, Executive shall remain employed at the Company pursuant to the Agreement, until November 30, 2016; and

WHEREAS the parties have agreed that it is mutually beneficial to Executive and the Company for Executive to relinquish his title as Chief Executive Officer and President of the Company, and of each subsidiary, on the Effective Date.

NOW, THEREFORE, in consideration of the foregoing and the covenants in this First Amendment, the parties agree as follows:

1.      Position and Duties. Section 1(a) of the Agreement is amended to provide that, upon the Closing, Executive shall relinquish the titles of President and Chief Executive Officer of the Company. It is anticipated that Executive will assume the title of Vice Chair of the Board of Directors of the Company effective December 1, 2016. In connection therewith, and in consideration of this First Amendment, Executive shall forbear from asserting that such title change constitutes Good Reason for the termination of employment pursuant to Section 4(f).

2.      Service for Company Subsidiaries. Upon the Closing, Executive shall resign as President and Chief Executive Officer of the following subsidiaries of the Company, as well as resign as a member of the Board of Directors of each such subsidiary: Applied Health Care, LLC, BioScrip Infusion Management, LLC, BioScrip Infusion Services, Inc., BioScrip Infusion

Services, LLC, BioScrip Medical Supply Services, LLC, BioScrip Nursing Services, LLC, BioScrip PBM Services, LLC, BioScrip Pharmacy (NY), Inc., BioScrip Pharmacy (Puerto Rico), Inc., BioScrip Pharmacy Services, Inc., BioScrip Pharmacy, Inc., Bradhurst Specialty Pharmacy, Inc., Chronimed, LLC, CHS Holdings, Inc., Critical Homecare Solutions, Inc., Deaconess Enterprises, LLC, Deaconess HomeCare, LLC, East Goshen Pharmacy, Inc., HomeChoice Partners, Inc., InfuCenters, LLC, Infusal Partners, InfuScience HHA, LLC, InfuScience, Inc., InfuScience South Carolina, LLC, InfuScience Subs, Inc., Infusion Partners of Brunswick, LLC, Infusion Partners of Melbourne, LLC, Infusion Partners, LLC, Infusion Solutions, Inc., Infusion Therapy Specialists, Inc., Knoxville Home Therapies, LLC, National Health Infusion, Inc., Natural Living, Inc., New England Home Therapies, Inc., Option Health, Ltd., Professional Home Care Services, Inc., Regional Ambulatory Diagnostics, Inc., Scott-Wilson, Inc., Specialty Pharma, Inc., and Wilcox Medical, Inc. (collectively, the “Subsidiaries”). The Subsidiaries shall be made a party to this First Amendment and the Agreement, including the rights and obligations set forth in the Agreement.

3.      Term. The following language shall be added at the end of Section 2: In accordance with the foregoing, the Company has notified Executive that, upon the Closing, the Company does not intend to renew or extend the Agreement. Executive’s Termination Date, and the date upon which he shall separate from the Company’s service shall be November 30, 2016 due to nonrenewal of the Agreement. During the period between the Closing and the Termination Date, Executive shall be relieved of his regular duties and perform only such transition services as the Company and its new Chief Executive Officer request (the “Transition Period”). During the Transition Period, Executive shall continue to receive his regular Base Salary, and remain eligible for all Company benefits. Executive shall be eligible for all post-termination payments and benefits (and, if applicable, his estate and assigns) pursuant to Section 5(c) of the Agreement. For the avoidance of doubt, Company retains the right to terminate Executive for Cause before the Termination Date in accordance with Section 4(c) of the Agreement.

4.      Board Service Following Termination Date. Following the Termination Date, Executive shall be paid such director compensation as is paid to other non-employee directors for as long as he continues to serve as a member of the Company’s Board of Directors. Executive shall be entitled to keep his laptop computer and cellular phone provided by the Company for as long as Executive continues to serve on the Company's Board, and shall return these items to the Company upon his termination of service as a member of the Board.

5.      This Amendment is consistent with Section 18 of the Agreement. All other provisions of the Agreement shall remain in full force and effect.

The parties hereto have executed this Amendment on this 9th day of September, 2016.

RICHARD M. SMITH	BIOSCRIP, INC.

/s/ Richard M. Smith	By:	/s/ Kathryn Stalmack
	Name:	Kathryn Stalmack
	Title:	Senior Vice President, General Counsel and Secretary

Applied Health Care, LLC		BioScrip Infusion Management, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

BioScrip Infusion Services, Inc.		BioScrip Infusion Services, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

BioScrip Medical Supply Services, LLC		BioScrip Nursing Services, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

BioScrip PBM Services, LLC		BioScrip Pharmacy (NY), Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

BioScrip Pharmacy (Puerto Rico), Inc.		BioScrip Pharmacy Services, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

BioScrip Pharmacy, Inc.		Bradhurst Specialty Pharmacy, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Chronimed, LLC		CHS Holdings, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Critical Homecare Solutions, Inc.		Deaconess Enterprises, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Deaconess HomeCare, LLC		East Goshen Pharmacy, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

HomeChoice Partners, Inc.		InfuCenters, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Infusal Partners		InfuScience HHA, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

InfuScience, Inc.		InfuScience South Carolina, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

InfuScience Subs, Inc.		Infusion Partners of Brunswick, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Infusion Partners of Melbourne, LLC		Infusion Partners, LLC

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Infusion Solutions, Inc.		Infusion Therapy Specialists, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Knoxville Home Therapies, LLC		National Health Infusion, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Natural Living, Inc.		New England Home Therapies, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Option Health, Ltd.		Professional Home Care Services, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Regional Ambulatory Diagnostics, Inc.		Scott-Wilson, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary

Specialty Pharma, Inc.		Wilcox Medical, Inc.

By:	/s/ Kathryn Stalmack	By:	/s/ Kathryn Stalmack
Name:	Kathryn Stalmack	Name:	Kathryn Stalmack
Title:	Senior Vice President, General Counsel and Secretary	Title:	Senior Vice President, General Counsel and Secretary